UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Virgin Galactic Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 2, 2020.

VIRGIN GALACTIC HOLDINGS, INC.

VIRGIN GALACTIC HOLDINGS, INC.

166 NORTH ROADRUNNER PARKWAY, SUITE 1C

LAS CRUCES, NEW MEXICO 88011

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 8, 2020

Date: June 2, 2020 Time: 9:00 AM, Pacific Time

Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/SPCE2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SPCE2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

    How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT         ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit:
www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                                 1) BY INTERNET:         www.proxyvote.com

                                                 2) BY TELEPHONE:     1-800-579-1639

                                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before May 19, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/SPCE2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:

	01)	George Whitesides	05)	Craig Kreeger
	02)	Chamath Palihapitiya	06)	Evan Lovell
	03)	Wanda Austin	07)	George Mattson
	04)	Adam Bain	08)	James Ryans

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	To ratify, in a non-binding vote, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2020.

3.	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

The Board of Directors recommends you vote 1 YEAR for the following proposal:

4.	To approve, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

NOTE: To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.